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                                                                    Exhibit 99.2

                                TRIPLE NET LEASE

THIS LEASE (the "Lease"), made and entered into this 4th day of May, 2007, by and between Don L. Buehner ("Lessor"), and Cirtran Corporation ("Lessee").


                                   WITNESS TO:

In consideration of the mutual covenants and agreements hereinafter set forth, the Lessor and Lessee agree as follows:

         1. Premises. Lessor does hereby demise and Lease unto the Lessee the land and all improvements located at 4125 South 6000 West, West Valley, Utah 84128 (the "Premises"), as more particularly described on Exhibit "A" attached hereto, which Premises includes a 31,662 square foot building (the "Building"). Lessee acknowledges that except as expressly set forth in this Lease, neither Lessor nor any other person has made any representation or warranty with respect to the Premises or the suitability of the Premises for the conduct of the Lessee's business.

         2. Lease Term. The term of this Lease will be for a period of One Hundred Twenty (120) months, beginning on the 4th of May , 2007 (the "Commencement Date"), and terminating at 11:59 PM on May 3rd, 2017, unless sooner terminated by either party as herein provided. Lessee shall take possession of the Premises upon sale of said Premises pursuant to that certain Commercial Real Estate Purchase Contract dated May 1, 2007.

              A. Option to Extend Lease. Lessee shall have the option to extend this Lease agreement for up to three (3) additional five (5) year terms. Option periods will continue according to the terms within this Lease.

         3. Rent. The Lessee agrees to pay the following to the Lessor as rent for the Premises for each year of the Lease term, on a Triple Net Basis, payable in advance in equal monthly installments:

Minimum Monthly Rent:      $17,083.33 NNN

The rent is payable in advance on the 4th day of each month, with the first month to be paid on the date provided herein as the commencement date, May 4, 2007. Rent shall be paid as follows: by a good funds check made out to "Don L. Buehner" being mailed to 3860 South Parkview Circle, Salt Lake City, Utah 84124 on or before the due date each month for the amount of the monthly rent.



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         4. Payment of Rent.

              A. Due Date. The annual base rental will be paid in equal monthly installments in advance on or before the fourth (4th) day of each calendar month during the term of this Lease commencing on the 4th day of May 2007. Rent shall be payable in lawful money of the United States.

              B. Late Payments. In the event that Lessee shall fail to make any payment of rent or any other sum owed by Lessee pursuant to this Lease within ten (10) days of the date payment is due, Lessee shall pay a late fee equal to two percent (2%) of any payment that is due. In addition to the late fee, any unpaid and delinquent amount shall bear interest from the due date thereof to the date of payment at the rate of one and one half percent (1.5%) per month from the due date until fully paid.

              C. Cost of Living Increases. The base rent will be increased annually on the anniversary date of the Lease according to the consumer price index or "CPI".

         5. Utilities, Maintenance and Taxes. This is a triple net Lease. Lessee shall pay all charges for heat, hot and cold water, air conditioning, electricity and other utilities in Premises, and for trash, landscape services and snow removal incurred during the term of Lease. If Lessee fails to perform said services within a reasonable time, Lessor may have those services performed at its reasonable discretion, and seek reimbursement from Lessee for reasonable costs incurred. Lessee shall reimburse Lessor for Lessor's payment of all real property taxes and assessments levied or assessed against the Premises (the "Property Taxes"); Lessor shall pay such Property Taxes Lessor shall pay on a timely basis. Except as set forth in this Lease, Lessee shall pay for one hundred percent (100%) of the utility and maintenance costs, and property taxes associated with the Premises during the term hereof. Lessee shall pay any and all personal property taxes on its personal property located on the Premises.

         6. Uses of the Premises. The Premises shall be used for the purpose of general manufacturing / warehousing, and office activities related thereto. No other uses shall be permitted in the Premises without the prior written permission of Lessor, which will not be unreasonably withheld. Lessee shall make no unlawful use of the Premises and will comply with all applicable laws, zoning ordinances and regulation of all governmental authorities. No hazardous materials are to be stored or other items that would increase risk and liability to the Lessor. No animals are allowed on Premises unless pre-approved by Lessor in advance in writing. The Lessee shall not make or suffer any waste upon the Premises and shall, at its own expense, observe and conform to all Municipal, County, State and Federal laws and regulations.

         8. Surrender of Premises. Upon termination of this Lease, the Lessee will surrender the Premises in clean and as good condition as they existed at the time of the Commencement Date, reasonable wear and tear excepted. If a

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dispute arises questioning whether the wear and tear is reasonable the parties agree to arbitrate with an arbitrator chosen by their respective legal counsel. If legal counsel cannot agree on an arbitrator each shall choose one who shall select a third. The arbitration on this issue shall be binding on the parties and enforceable in the District Court of Salt Lake County.

         9. Liens and Claims. The Lessee shall not permit any liens, claims or demands for which the Lessee may be responsible to become a lien or claim against the interest of the Lessor or the Lessor's property, and shall indemnify and save harmless the Lessor against any such claims, liens or demands, including loss and expenses relating thereto and reasonable attorneys' fees Lessor incurs in the defense of any such lien, claim or demand as they are incurred; provided, however that Lessee will have the right to contest the amount or validity of any such lien by appropriate legal proceedings if Lessee diligently prosecutes such proceedings and if Lessee, within thirty (30) days after the notice of the claim of lien causes the same to be discharged of record by payment, deposit or bond. Lessee's failure to cause any such lien to be discharged and cleared of record within the 30 day period shall constitute a default under this Lease and Lessor shall have all the remedies available to it under the terms of this Lease including an option, among and in addition to other remedies, for the termination of this Lease.

         10. Assignment and Subletting. This Lease shall not be assigned and the Premises shall not be sublet, in whole or in part, by the Lessee, without first obtaining the written consent of the Lessor, which consent will not be unreasonably withheld. In any such event, the Lessee will remain primarily liable for the payment of rent and for the performance of all of the other terms of this Lease required to be performed by the Lessee.

         11. Signage. Upon the prior written consent of Lessor, which consent shall not be unreasonably withheld, Lessee shall be entitled to place signs on or around the building, solely in accordance with the applicable zoning authorized by West Valley City. Lessee agrees that any signs will be compatible with the building.

         12. Alterations. Prior to making any alterations to the Premises in excess of $10,000, Lessee must obtain Lessor's written consent, which consent shall not be unreasonably withheld. All work must be completed in a good workmanlike manner and in compliance with the applicable building and zoning laws, and with all other applicable laws, ordinances, rules, orders, regulations, and requirements of all federal, state and local governments. Any alterations or improvements to the Demised Premises, including partitions, all electrical fixtures, lights and wiring shall, at the option of Lessor, become the property of Lessor, at the expiration or sooner termination of this Lease. Should Lessor request Lessee to remove all or any part of the above mentioned items, Lessee shall do at the expiration of this Lease, and shall repair and or replace (at the option of Lessor) any damage due to the removal of Lessee's alterations, including any punctures to floor or ceiling, ordinary wear and tear excepted.

         13. Maintenance, Repairs and Inspection of Premises.


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         LESSEE has inspected the Premises and all equipment and fixtures in the building and by executing this Lease accepts the Premises "as is".

         After possession by Lessee as herein provided, Lessee will, at its expense, be responsible for the repair and maintenance of the interior of the Premises and for maintaining the HVAC system, electrical, wall coverings, paneling, carpeting, resilient floor covering and other items of the interior design work in good condition and repair, normal wear and tear excepted.

         The Lessor will have the right to enter the Premises at all reasonable times upon reasonable advance notice, to examine and inspect the Premises, and, during the last 60 days of the term hereof, to show the Premises to any prospective Lessee or purchaser. Entry by Lessor to inspect or show the Premises as provided herein shall not unreasonably interfere with Lessee's business. Lessor will have the right to enter in any emergency, real or perceived, with or without notice, to protect the Premises and Lessor's interest therein.

         14. Default by Lessee. One or more of the following events shall constitute a material default under this Lease:

              A. Payment of Money. Lessee's failure to pay any rent or other payments of money to be paid by Lessee, as herein provided, strictly within the time provided and in the amount required, for ten (10) days after receiving written notice that said payments are due;

              B. Other Obligations. If Lessee fails to correct any violation or fails to perform any other obligation under this Lease within thirty (30) days after receiving written notice from Lessor; or

              C. Bankruptcy. If the Lessee admits insolvency or bankruptcy or an inability to pay debts as they mature, or makes an assignment for the benefit of creditors or applies for or consents to the appointment of a trustee or receiver for Lessee or for the major part of Lessee's property or business, or if a trustee or receiver is so appointed and is not discharged within 90 days after such appointment, or if a bankruptcy, reorganization, arrangement, insolvency, liquidation or other proceeding for the relief of Lessee as a debtor is instituted by or against Lessee and is not otherwise nullified within 30 days after such institution; then in any such case, Lessee will be in default . In addition to any other remedies herein provided or those provided by law, Lessor at its option may terminate the Lease, effective upon the date of filing any bankruptcy proceeding, voluntary or involuntary or on the date of an appointment of a receiver or on the date of an assignment for the benefit of creditors.

              D. Remedies. In the event of any material default by Lessee as herein described or as may be provided by law, Lessor shall be entitled to the following cumulative remedies (in addition to any other remedies available at law or in equity):


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                     (1) Lessor may terminate this Lease by giving written
notice of termination to Lessee, in which event Lessee shall immediately surrender the Premises to Lessor. If Lessee fails to surrender the Premises, then Lessor may, without prejudice to any other remedy Lessor has, including possession of the Premises or collecting arrearages in rent or other damages, reenter and take possession of the Premises, in accordance with applicable law; or

                     (2) Lessor may reenter and take possession of the Premises without terminating the Lease and re-let the Premises and apply the rent received to the account of Lessee. If Lessor so reenters and takes possession of the Premises as set forth above, Lessor agrees to use best efforts to re-let the Premises for a commercially reasonable rent, and to mitigate its damages. No re-letting by Lessor shall be considered to be for Lessor's own account, and Lessee shall remain liable under the Lease, unless Lessor has notified Lessee in writing that the Lease has been terminated. In addition, no such re-letting shall be considered an acceptance of Lessee's surrender of the Premises unless Lessor so notifies Lessee in writing; or

                     (3) Lessor may cure Lessee's default, without being liable for any damages caused by such cure (except those caused by the gross negligence or intentional misconduct of Lessor or its agents or employees. Lessee shall pay to Lessor, upon demand, the reasonable expenses paid by Lessor in satisfying Lessee's obligations under the terms of the Lease. Any sum so expended by Lessor shall bear interest at the rate of eighteen percent (18%) per annum from the date expended until the date Lessor is repaid.

              E. Rentals received by the Lessor from such re-letting will be applied as follows:

                     (1) First, to the payment of any indebtedness, other than rent due hereunder from the Lease.

                     (2) Second, to the payment of any reasonable cost of such re-letting.

                     (3) Third, to the payment of the reasonable cost of any alterations and repairs to the Premises; and

                     (4) Fourth, to the payment of the rent due and unpaid hereunder;

                     (5) Fifth, the residue, if any, will be held by the Lessor and applied to future rent as it becomes due and payable hereunder, and any excess will become the property of the Lessor. If the rentals received from such re-letting during any month of this Lease term is less than that owing from the Lessee for the month, the Lessee shall be liable for and will pay the deficiency to the Lessor on a monthly basis.

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                  No re-entry,  taking possession, or re-letting of the Premises by the Lessor will be construed as an election on its part to terminate this Lease unless a written notice of such intention is given to the Lessee. Notwithstanding any such re-letting without termination, the Lessor may at any time thereafter decide to terminate this Lease for a previous default.

              F. Abandonment. If Lessor obtains possession of the Premises as a result of Lessee's abandonment of the Premises or by a decree from a court of competent jurisdiction, this shall not be construed as an election to terminate the Lease unless Lessor provides Lessee with a written notice of such election.

         15. Insurance. Lessee shall insure all of Lessee's business equipment and supplies placed in said Premises. In addition Lessee shall maintain commercial general liability insurance in a total aggregate sum of $1,000,000.00 on the Premises to cover employees and business invitees and any other category of visitor on the premise for which liability may be proven in a court of law against Lessee. Lessee will provide evidence of sufficient insurance to Lessor annually, and will name Lessor, and any requested mortgagee designated by Lessor, as loss payee(s).

         16. Holding Over. Notwithstanding any provisions of law or any judicial decisions to the contrary, no notice shall be required from either party to terminate this Lease on the expiration date herein specified. Any holding over by Lessee, its successors or assigns, whether allowed by Lessor or not allowed beyond the expiration of the term, or extended term, shall give rise to a tenancy from month-to-month only and rent during the hold-over period shall be one hundred fifty percent (150%) of the rent due for the month preceding the hold-over period.

         17. Condemnation. In the event the Premises or any part thereof shall be taken or condemned for public purposes by any governmental authority, Lessee shall have the right at any time after the taking or condemnation to terminate this Lease by giving written notice to Lessor.

         18. Binding Effect. This constitutes the entire agreement between the parties and shall be binding upon their respective heirs, executors, administrators, successors and assignees.

         19. Notices. Any notices required to be sent hereunder will be deemed to have been properly given on the 5th day after deposited in the U.S. Mail if mailed, certified mail, return receipt requested, postage prepaid, to the addresses below, or to such other addresses as either party may, from time to time, designate in writing:

"Lessee" Cirtran Corporation, 4125 South 6000 West, West Valley, UT 84128.


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"Lessor"  Don L. Buehner, 3860 South Parkview Circle, Salt Lake City, UT  84124.
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         20. Indemnification. Each party (the "Indemnifying Party") will indemnify, defend and save the other party, the other party's heirs, assigns, successors and legal representatives and any affiliated companies and their directors, officers, employees and agents harmless from and against any and all claims, liabilities, losses, damages or expenses (including reasonable attorneys' fees), which arise from or are related to the Premises, such injury or damage is caused by the negligence or misconduct of the Indemnifying Party, or where such injury or damage is the direct result of the Indemnifying Party's violation of any applicable law, ordinance or regulation of any governmental entity.

         21. Environmental Indemnification.

              A. Lessee and their guarantors will defend, indemnify and hold harmless Lessor, Lessor's agents, heirs, successors, assigns and legal representatives, and each of its employees from and against any and all losses, liabilities, damages, claims, demands, costs, obligations, deficiencies and expenses (including without limitation, interest, penalties, court costs and reasonable attorney's fees and expenses, collectively "Losses") of whatever kind and nature resulting from any accident, occurrence or condition caused by the reLease by Lessee, its agents, employees and representatives of any toxic or hazardous substance or waste in, on, under, about or affecting the Premises, including, without limitation, the existence, removal, remediation, leaking of and spill and overfill related to underground storage tanks on or under the Premises, which results in any injury or death of any person, or damage to any property or which requires the removal or treatment of such hazardous or toxic substance or waste or underground storage tanks (including, without limitation, removal, remediation, leaking, spills or overfills related to underground storage tanks), or any other remedial action or fine under the terms of any properly constituted law, regulation, rule or directive of any federal, state or local governmental authority.

              B. Lessor shall defend, indemnify and hold harmless Lessee and each of its shareholders, officers, directors, employees, affiliates or subsidiaries from and against any and all losses of whatever kind and nature resulting from any accident, occurrence or condition caused by the reLease by Lessor, Lessor's agents, employees, assigns and legal representatives of any toxic or hazardous substance or waste in, on, under, about or affecting the Premises prior to occupancy of the same by Lessee, including, without limitation, the existence, removal, remediation, leaking of and spill and overfill related to underground storage tanks on or under the Premises, which results in any injury or death to any person or damage to any property, or which requires the removal or treatment of such hazardous or toxic substance or waste or underground storage tanks), or any other remedial action or fine under the terms of any properly constituted law, regulation, rule or directive of any federal, state or local governmental authority.


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              C. The provisions of this section shall survive the termination or expiration of this Lease and the surrender of the Premises by Lessee.

         22. Damage and Destruction.

              A. Subject to the provisions of paragraph 22.B, if a partial destruction of the Premises occurs during the term of this Lease, the Lessor at Lessor's option will forthwith make necessary repairs if the repairs can be made within ninety (90) days from the date of the partial destruction in accordance with applicable laws, ordinance and regulations of governmental authorities. If Lessor chooses not to make such repairs or restoration the Lease shall terminate upon the date of the partial destruction. In the event Lessor determines to repair or restore the Premises after a partial destruction which said repair or destruction can be accomplished within 90 days the partial destruction will not serve to terminate or void the Lease and the Lessee will be entitled to a pro rata deduction of rent while such repairs are being made, and the reduction to be based upon the proportion of use of the Premises that is affected by damage or repairs.

              B. If such repairs cannot be made within ninety (90) days from the date of partial or total destruction in accordance with such applicable laws, ordinances and regulations, or if the Premises are destroyed to the extent of at least seventy-five percent (75%) of its full replacement cost, either party will have the option of terminating this Lease as of the date of such partial or total destruction upon giving written notice to the other party within thirty
(30) days after the destruction.

         23. Attorneys' Fees and Costs. In the event of any default under the terms of this Lease or a dispute regarding its terms and conditions or enforcement, the non-prevailing party agrees to reimburse the prevailing party for all expenses and costs, including reasonable attorneys' fees incurred in enforcing the terms hereof. Such reimbursement shall include all legal expenses incurred, whether enforcement is sought by suit or otherwise.

         24. Miscellaneous. The laws of the State of Utah will govern the validity, performances and enforcement of this Lease. The invalidity or unenforceability of any (one) provision of this Lease will not affect or impair the validity or enforceability of any other provision of this Lease. This Lease sets forth the full agreement between the parties as of the date hereof and can be modified or altered only by agreement in writing between the parties. Any lawsuit regarding this Lease or the obligations thereunder may be brought only in the County of Salt Lake, State of Utah.

         25. Estoppel Certificate. Lessee shall, within fifteen (15) days after Lessor's request, execute and deliver to Lessor a written declaration in a form adequate for recording; (1) ratifying this Lease; (2) expressing the Commencement Date and termination date hereof; (3) certifying that this Lease is in full force and effect and has not been assigned, modified, supplemented or amended (except by such writings as shall be stated); (4) certifying that all


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conditions under this Lease to be performed by Lessor have been satisfied; (5)
certifying that there are no defenses or offsets against the enforcement of this Lease by the Lessor, or stating those claimed by Lessee; (6) specifying the amount of advance rental, if any, (or none if such is the case) paid by Lessee;
(7) specifying the date to which rental has been paid; (8) specifying the amount of security deposited with Lessor; and (9) specifying such other information as Lessor may reasonably request. Lessors' mortgage lenders and/or purchasers shall be entitled to rely upon such declaration.

         26. Lessor's Right to Cure. In the event of breach, default or noncompliance hereunder by Lessor, Lessee shall, before exercising any right or remedy available to it, give Lessor written notice of the claimed breach, default or noncompliance. If prior to its giving such notice of the claimed breach, default or noncompliance, Lessee has been notified in writing of the addresses of a lender which has furnished any of the financing, concurrently with giving the aforesaid notice to Lessor, Lessee shall, by registered mail, transmit a copy thereof to such lenders. For thirty (30) days following the giving of the notice(s) required by the foregoing portion of this Section (or such longer periods of time as may be reasonably required to cure a matter which, due to its nature, cannot reasonably be rectified within thirty (30)
days), Lessor shall have the right to cure the breach, default or noncompliance involved. If Lessor has failed to cure a default within said period, any such lender will have an additional thirty (30) days within which to cure the same, and if such default cannot be cured within that period, such additional time as may be reasonably necessary if lender has commenced and is diligently pursuing the actions or remedies necessary to cure that breach, default or noncompliance (including, but not limited to, commencement and prosecution of proceedings to foreclose or otherwise exercise its right under its mortgage or other security instrument, if necessary to effect such cure), in which event this Lease shall not be terminated by Lessee so long as such action or remedies are being diligently pursued by said lender.

         28. Assignment by Lessor, Attornment. Lessor shall have the right in its sole discretion, to sell the Premises and assign this Lease to the purchaser. If Lessor does so, any such purchaser shall be bound by and subject to the terms of this Lease and take subject to it, provided Lessee is not in default. Lessee shall attorn to the assignee of the Lessor.

         29. Quiet Enjoyment. Lessee shall and may peaceably and quietly have, hold, occupy, use and enjoy the Premises during the term of this Lease subject to performance of all of the terms of this Lease.

         30. Condition of the Property. Lessee is taking the subject property "as is" and acknowledges by the execution of this Lease that there has been a right to and an opportunity to inspect the property prior to becoming obligated on this Lease as Lessee, and that Lessee has availed itself of the opportunity to inspect or has waived any right to do so.


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         31. Lessee's Financial Condition. Within ten (10) days after written request from Lessor, Lessee shall deliver to Lessor most recent financial statements on file with the SEC as are reasonably required by Lessor to verify the net worth of Lessee, and any guarantor or any assignee or sub Lessee. Lessee shall also sign any document necessary to allow a credit report by any credit agency on Lessee and its guarantors to be obtained by Lessor, its agents and employees including attorneys. In addition, Lessee shall deliver to any lender designated by Lessor any financial statements required by such lender to facilitate the financing or refinancing of the Property. Lessee represents and warrants to Lessor that each such financial statement will be a true and accurate statement as of the date of such statement. All financial statements shall be confidential and shall be used only for the purposes set forth herein.

         32. Successors and Assigns. All covenants, promises, conditions, representations and agreements contained in this Lease shall be binding upon, apply and inure to the parties to this agreement, and their respective heirs, executors, administrators, successors, assigns and legal representatives, it being understood and agreed, however, that the provisions of Section 10 are in no wise impaired by this Section 34.

         33. Waiver. The failure of Lessor to insist upon strict performance by the Lessee of any of the covenants, conditions and agreements of this Lease shall not be deemed a waiver of any subsequent breach or default of any of the covenants, conditions and agreements of this Lease. No surrender of the Premises by Lessee shall be affected by Lessor's acceptance of Rent, or other means whatsoever, unless the same is evidenced by Lessor's written acceptance of the surrender.

         34. Interpretation. The parties agree that it is their intention to create only the relationship of Lessor and Lessee, and no provision of this Lease, or act of either party, shall ever be construed as creating the relationship of principal and agent, or a partnership, or a joint venture or enterprise between the parties of this Lease.

         35. Severability. Any provision of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provision of this Lease and such other provisions shall remain in full force and effect.

         36. OBLIGATIONS WHICH SURVIVE EXPIRATION OF THE LEASE AGREEMENT. In addition to those obligations specifically referred to in this Lease, as surviving the expiration or termination of this Lease, the following obligations shall survive the expiration or termination of this Lease: (a) any obligation herein required to be performed after the end of the termination of this Lease;
(b) any obligation not reasonably susceptible of performance prior to the termination of this Lease; and (c) any obligation to be performed pursuant hereto at or before the end of the primary term or any Renewal Term which is not so performed.


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         37. Time of the Essence. Time shall be of the essence of this Lease
Agreement.

         38. Preliminary Negotiations. The submission of this document by Lessor for examination does not constitute an offer to Lease or a reservation of an option to Lease. In addition, Lessor and Lessee acknowledge that neither of them shall be bound by the representations, promises or preliminary negotiations with respect to the Premises made by their respective employees or agents. It is their intention that neither party be legally bound in any way until this Agreement has been fully executed by both Lessor and Lessee.

         39. Personal Guaranties. The personal guarantees given by any and all guarantors shall be valid for the entire term of the Lease, commencing upon mutual execution, of this Lease.

         40. Option to Expand. Lessee shall have the option to expand the building and Leased Premises during the term of this Lease. Lessee may exercise this option after the sixtieth (60th) month of this Lease. The expansion option shall include, but shall not be limited to the following terms: Lessee will coordinate with Lessor to expand the Premises to Lessee's specifications. Lessor shall pay for the costs of expansion. After completion of the expansion, the rent will be increased by an amount equal to 8.2 percent of the total expansion cost. In the event that Lessor and Lessee cannot come to an agreement on the expansion terms then this Lease will terminate.

         41. Entire Agreement. This Lease contains all of the agreements of the parties hereto with respect to matters covered or mentioned in this Lease and no prior agreement, letters, representations, warranties, promises, or understandings pertaining to any such matters shall be effective for any such purpose. This Lease may be amended or added to only by an agreement in writing signed by the parties hereto or their respective successors in interest.


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IN WITNESS WHEREOF, the parties hereto have caused these presents to be properly executed the day and year first above written.

"LESSOR"
Don L. Buehner,  3860 South Parkview Circle, Salt Lake City, UT  84124
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         /s/ Don L. Buehner
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By           Don L. Buehner

"LESSEE"
 Cirtran Corporation, 4125 South 6000 West, West Valley, UT  84128

         /s/ Iehab Hawatmeh
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By           Its President




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